April 1, 2007

The Fallen Angels Value Fund

The Fallen Angels Income Fund

Supplement to Prospectus Dated September 22, 2006

The following information supplements the section of the Prospectus titled “Dividends, Distributions And Taxes” that begins on page 14 of the Prospectus:

The Fallen Angels Income Fund, which has distributed dividends quarterly, will now distribute dividends monthly.  The Fallen Angels Income Fund will continue to distribute capital gains annually.

The following information applies to the Prospectus in its entirety:

The name of the investment company, originally American Money Management Funds has been changed to Fallen Angels Family of Funds.  As of the effective date of this Supplement, each appearance of the prior company name in the Prospectus, and any other agreements, materials, communications and correspondence is hereby changed to read "Fallen Angels Family of Funds"

This Supplement, the Supplement dated January 22, 2007 and the Prospectus dated September 22, 2006, provide the information a prospective investor ought to know before investing and should be retained for future reference.  A Statement of Additional Information has been filed with the Securities and Exchange Commission dated March 28, 2007, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-888-999-1395.